UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 20, 2006

FIFTH THIRD AUTO TRUST 2004 - A

(Issuer of Securities)

CITIGROUP VEHICLE SECURITIES INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

333-105855	45-0518753
(Commission File Number)	(IRS Employer Identification No.)

390 Greenwich Street, New York, New York	10013
(Address of Principal Executive Offices)	(Zip Code)

(212) 816-6000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On July 20, 2006, The Bank of New York, as indenture trustee, made the monthly payment to the Securityholders, as indicated in the Statement to Securityholders (the “Statement to Securityholders”). A copy of the monthly Statement to Securityholders with respect to such distribution, delivered pursuant to the Sale and Servicing Agreement dated June 1, 2004, among Fifth Third Auto Trust 2004-A, as Issuer, Citigroup Vehicle Securities Inc., as Depositor, Fifth Third Bank, an Ohio banking corporation, as Servicer, Administrator and Custodian, Fifth Third Auto Funding LLC, as Seller, and The Bank of New York, as Indenture Trustee, is being filed as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 – Monthly Statement to Securityholders with respect to the July 20, 2006 distribution.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD AUTO TRUST 2004 - A

	By:	Fifth Third Bank, an Ohio banking corporation, as Servicer

July 20, 2006		/s/ James E. Sapitro
James E. Sapitro
Senior Vice President